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                                                                    EXHIBIT 32.2

   CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of SEDONA Corporation on Form 10-Q for the quarter ending March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, Anita M. Primo, Chief Financial Officer of SEDONA Corporation certify, pursuant Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of SEDONA Corporation.

Dated:  May 13, 2005                  /s/ ANITA M. PRIMO
                                      ------------------------------------------
                                      Anita M. Primo
                                      Vice President and Chief Financial Officer
                                      (Principal Financial Officer)